  Rodman & Renshaw
Annual Global Investment Conference
September 2010

Forward Looking Statements

■ Total Assets      $2.6 bil
■ Branches      67
■ FTE      812
■ Market Cap     $445 mil
■ Institutional Ownership   62%
■ Average Daily Volume   $3.0 mil
 Date: August 30, 2010

Value in the Banking Sector?
Checklist for success in current environment:
Capital
■ Strongly capitalized
Markets
■ Solid Distribution Network
■ Stable Geographic Markets
■ Disciplined Competition
Performance
■ Strong Net Interest Margin
■ Strong NIM Management
■ Strong Fee income
■ Ability to control expenses
Growth
■ Liquidity to grow
■ Ability to grow share in market
■ Opportunity to grow into new markets
Management

City Holding Company:
■ Markets: Operates an extremely strong
 retail/commercial franchise in stable markets with
 disciplined competition
■ Asset Quality: Strong compared to peers and City’s
 management has recognized and dealt with issues
■ Performance: Has Consistently outperformed
 peers with respect to earnings, capital, and liquidity
■ Growth: Growing and succeeding in slow-growth
 stable markets with targeted expansion into new
 markets

1st Branch Share & 9% Deposit Share
in Huntington WV/Ashland KY MSA
$3.8 Billion
1st Branch Share & 10% Deposit Share
in WV’s largest market; $5.3B
1st & 27% Deposit Share
$2.0 Billion
2nd Branch Share & 8% Deposit
Share in Morgan, Berkeley
& Jefferson Co. WV
$1.9 Billion
Key Markets

Liabilities: Low Cost and stable
deposits drives profitability
Data: December 31, 2009

CHCO’s Cost of Funds Advantage:
	CHCO	Peers Ave	Advantage
CD’s	3.16%	2.75%	(41 Bps)
Interest Bearing Deposits	1.95%	1.90%	(5 Bps)
Total Deposits	1.65%	1.69%	4 Bps
Interest Bearing Liabilities	1.87%	2.18%	31 Bps
Data: 2009. Peers reflect publicly traded $1 to $10
billion banks reporting these rates

Net Interest Margin
Strong NIM driven by solid core deposit
franchise & strong NIM management

Strong Deposit Franchise drives top
decile Non-Interest Revenue:
24%
76%
63%
*As of December 31, 2009. Non-
interest income excludes other than
temporary impairment losses and
VISA IPO gain
Sample of 295 reporting publicly traded
banks and thrifts with assets between
$1 and $10 billion as of December 31,
2009, excluding investment
gains/losses
94th percentile

City’s Deposit Franchise:
■ City’s Non-Interest Income represents 36% of total
 revenues
■ CHCO Ave Deposits/Branch    $32 MM
■ Peer Ave Deposits/Branch    $41 MM

■ Average Depository Hhlds/Branch    2,200
■ Industry Ave. Hhlds per Branch*    1,220
 As compared to other $2.6B banks, City has more
 branches and in each of these branches, more
 households than larger branches, resulting in City’s
 exceptionally strong retail deposit franchise.
* FIS

Real-time Processing Implementation
■ May 12, 2010: Implemented “Passport”
 software providing “real-time” posting of
 debits/credits intra-day
Regulation E Time-Line
■ April 1, 2010: Began Communication Effort
 regarding Regulation E
■ 49% of customers made election prior to
 implementation
■ Implementation: August 14th
■ Additional 4% of customers have made
 election post-implementation

Regulation E
■ Customers who have NEVER overdrawn their
 account:
 ◆ Response Rate:     37%
 ◆ Opt-In / Opt-Out / Force-out: 26% / 11% /63%
■ Customers who HAVE overdrawn their account:
 ◆ Response Rate:      86%
 ◆ Opt-In/ Opt-Out / Force-out: 75% /11% /14%
■ Estimated impact to Total Service Charge Revenues
 from Reg E & “Passport” :    -12 to 15%

Asset Quality: a function of culture
and market
• City’s Loans are 60% Retail/40% Commercial
• City’s market area tends to be more stable
• Real Estate prices in City’s market area have
 been relatively stable
• City’s Past-due loan trends are stable
• City’s non-performing asset levels are
 stronger than peers
• City has been aggressive about charging
 down non-performing loans

Conservative Loan Portfolio Mix
Loan to Deposits 82.8%
Loan to Deposits 86.5%
Sample of 296 publicly traded banks
and thrifts with assets between $1-$10
billion as of December 31, 2009
As of December 31, 2009

Retail Loan Facts:
•Residential RE are 1,3,5 and 10 Yr ARMs
•No Sub-prime, Interest-only, Option Adjustable
•Home Equity loans include LOCs, fixed amortizing
loans, non-purchase adjustable loans
•65% of Home Equity Loans are 1st Lien Position
•66% of Home Equity Loans have a LTV < 80%.
•Ave Loan Balance for Residential RE is $78,000
•Ave Loan Balance for Home Equity loans is $35,000

Stable Past-Due Loans (30+ days)
Past-due loans trends are stable and reflect better
economics in City’s core markets

NPA’s to Loans & OREO

31%
44%

Commercial
$0.770MM
Net Charge-offs: 2010 YTD

Greenbrier Resort Speculative
Properties - 6/30/10
Original Loan Balances    $ 18.0 MM
Current Loan Book Balance net of reserves $ 1.0 MM
OREO after Charge-off’s     $ 9.3 MM
On-Balance Sheet:      $ 10.3 MM
       (57% of orig loan)
Sale of $1.7MM in 3rd Quarter

CHCO’s performance is
exceptionally strong……..
2010 YTD
Reported ROA	1.51%
ROTE	15.6%
Tangible Common Equity/TA	9.86%
NIM	4.18%
Efficiency Ratio	53.4%
Non-Int Rev/Total Rev*	36.2%

CHCO consistently among the strongest:
	2005	2006	2007	2008	2009	2009 Peers** Median
Reported ROA	2.09%	2.11%	2.03%	1.12%	1.63%	0.46% - 95th %ile
ROTE	22.3%	22.4%	21.0%	11.4%	18.0%	6.62% - 95th %ile
Tangible Common Equity/TA	9.5%	10.1%	9.7%	8.83%	9.78%	7.4% - 95th %ile
NIM	4.49%	4.56%	4.34%	4.64%	4.18%	3.76%- 90th %ile
Efficiency Ratio	46.7%	44.5%	45.9%	46.3%	50.0%	59.9% - 100th %ile
Non-Int Rev/Total Rev*	34%	34%	34%	36%	37.9%	28.1% - 100th %ile
* Non-Int Rev excludes gain on Visa IPO; Securities Losses
•** Peer Group of 19 Regional Banks of comparable size & geography

GROWTH: CHCO is positioned
to achieve “reasonable growth”
in its core franchise:
■ Commercial
■ Retail
■ Insurance
■ Trust & Investment Management

Deposit Growth Opportunity:
CHCO has many small deposit
relationships; peers tend to have larger
commercial & public deposits
	Branches	Deposits	Deposits/Branch
CHCO	67	$ 2.2 B	$33 million
BBT	36	$ 3.3 B	$92 million
JPM	20	$ 1.2 B	$60 million
UBSI	20	$ 1.2 B	$60 million
HBAN	14	$ 0.9 B	$64 million
FITB	10	$ 0.4 B	$40 million
Includes branches within 5 miles of City Branch
Source: SNL

Growth: Expanding Retail Distribution
to capture additional retail households

City Opened 4 Wal-Marts in key markets
where it had significant share:

Branch Renovations/Expansions to
meet customer demand:

Sept 2010: Expansion into
South Charleston WV has
encouraging early results

CityInsurance
■ 2006 Revenues   $2.3 million
■ 2007     $4.1 million
■ 2008    $4.2 million
■ 2009     $5.6 million
Strategies:
 ◆ 2007: Added Workers Compensation Dept in 2007
   Added Personal Lines Department in 2007
  Opened Beckley WV Office in 2007
 ◆ 2008: Opened Martinsburg Office in 4th Q 2008
  Opened Ashland Office in 4th Q 2008
  Acquired Nitro-based Patton Ins. Agency
    Added enhanced Med Mal Representation
 ◆ 2009: Acquired Dickens & Clark Agency
 ◆ 2010: Acquired Ripley WV Insurance Office

Trust AUM: CAGR (04-10) of 8%
Grew AUM in 2008/10 despite market by taking share

CHCO: Capital Flexibility
  Tangible Common Equity at 6/30/10: 9.86%
  No TARP!!!!
  Dividends
 - Increased 10% in April 2004 to $0.88
 - Increased 14% in April 2005 to $1.00
 - Increased 12% in April 2006 to $1.12
 - Increased 11% in April 2007 to $1.24
 - Increased 10% in April 2008 to $1.36
 - Dividend Yield of 4.80% (as of 8/30/10)
 - Dividend Payout Ratio 54% (Analyst Est.EPS for 2010)
  Share Repurchases
 - Purchased 1,784,458 shares in 2007, 2008 and 2009
 (10.2% of outstanding shares at 12/31/06);
 - Purchased over 400,000 shares year-to-date in 2010
 - Driven by CHCO’s strong profitability, CHCO can
 achieve greater long-term share repurchase activity
 than peers.

Growth Per Share (12/31/04 - 12/31/09):
■ Loans Per Share:   8.7% CAGR
■ Deposits Per Share:   6.4% CAGR
■ Non-Interest Inc Per Share: 4.5% CAGR
■ Expenses Per Share:  4.4% CAGR

Implication: While CHCO operates in relatively
low growth markets, high profitability allows
share repurchases, which have driven core
earnings despite the economic environment of the
last several years

Acquisition Philosophy:
• City has historically been less acquisition
 focused than peers - acquisitions must truly
 be strategic or meaningfully accretive
• Going forward, City is likely to be more
 acquisitive than historically due to an
 increasing number of attractive
 opportunities
• City will continue to explore both FDIC and
 non-FDIC acquisitions
• City does not anticipate many FDIC-assisted
 transactions within it’s “acquisition
 footprint”

Acquisition Philosophy:
• City will actively consider acquisition of banks
 in the $100 million to $1 billion range within its
 “acquisition footprint”
• City will consider acquisition of certain under-
 performing banks larger than $1 billion in
 assets
• Future acquisitions should:
 • Increase franchise in existing markets
 • Extend franchise meaningfully into adjacent
 markets
 • Extend and balance City’s strong deposit &
 stable market franchise into new markets
 with meaningful long-term growth
 opportunities
 • Be accretive

Acquisition “Territory”:

Value in the Banking Sector?
Checklist for success in current environment:
Capital
■ Strongly capitalized - Top 10%
Markets
■ Solid Distribution Network - Excellent
■ Stable Geographic Markets - Yes - WV & E Kentucky
■ Disciplined Competition -  Yes - see NIM
Performance
■ Strong Net Interest Margin - Yes
■ Strong NIM Management - See Results (Floors)
■ Dependence on NII- Top Decile
■ Ability to control expenses - Top Decile Efficiency Ratio
Growth
■ Liquidity to grow - Extremely Strong
■ Ability to grow share in market - 5-mile branch share 32%;
 deposit share 14%
■ Opportunity to grow into new markets - Well Positioned
■ Management  - Experienced Team with Great Results

Pricing Metrics*:
■ Price to Book:      142%
■ Price to Tangible Book:     174%
■ Price to 2010 Projected Earnings** 11.3x
■ Dividend Yield     4.8%
■ Div Payout Ratio (First Call)**   54%
■ Tangible Capital/Tangible Assets  9.86%
■ Institutional Ownership    62%
* Based on Price of $28.35 (8/30/10)
** Based on analyst estimate of $2.52 (average of 6)
CHCO represents good value and stability